Fourth Quarter
and Full Year
2010 Review
February 3, 2011
Fourth Quarter
and Full Year
2010 Review
February 3, 2011
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i) increases in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation and changes in pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Fourth Quarter 2010
Solid Finish in Transition Year
Fourth Quarter 2010
Solid Finish in Transition Year
Strong Earnings
Strong Free Cash Flow
Incremental price realization
offset seasonal volume declines
More Maintenance Outages
Increased Input Costs
Strong Ilim JV Contribution
Earnings from continuing operations
before special items

4Q10 Operating Business EPS
Strongest 4Q in more than a decade
4Q10 Operating Business EPS
Strongest 4Q in more than a decade
Earnings from continuing operations before special items as reported at the time

Strong Full-Year 2010 Results
Strong Full-Year 2010 Results
$3.3 B EBITDA
$1.7 B Free Cash Flow
1
110 BPS EBITDA Margin Expansion
250 BPS ROI Improvement
Significant Debt Reduction Progress
Pension Funding Gap down $1.3 B
Net Debt down $550 MM
Annual Dividend Rate Increase
From $0.10 to $0.75
Earnings from continuing operations before special items
1
See slide #34 for a reconciliation of free cash flows

Strong Full-Year 2010 Results
Strong Full-Year 2010 Results
1
See slide #34 for a reconciliation of free cash flows
2
Earnings from continuing operations before special items
$ Billion 2009 2010
Sales $23.4 $25.2
Free Cash Flow
1
$2.2 $1.7
Year-End Debt $9.0 $8.7
Cash Balance $1.9 $2.1
EBITDA
2

2010 Revenue
$1.8 Billion Increase
2010 Revenue
$1.8 Billion Increase
1
Reflects 100% of Ilim’s revenues
2010 vs. 2009 Revenue Growth
U.S. 6%
Non-U.S. 13%
Ilim Joint Venture 33%
Non-U.S., Inc. Ilim
1
18%

9 Earnings before special items 2010 vs. 2009 EPS 2010 vs. 2009 EPS Earnings from continuing operations before special items

Step-Change Improvement in
Free Cash Flow
Step-Change Improvement in
Free Cash Flow
2000 – 2004 Average
$0.9 Billion
2008 – 2010 Average
$1.9 Billion
Transformation
Free cash flow, based on data in the 10-K for each year at the time of filing.
See slide #34 for a reconciliation of free cash flows

11 Transformation Enabling Improved Returns Recovering from Global Recession Transformation Enabling Improved Returns Recovering from Global Recession Cost of Capital Return on Investment

4Q10 Financial Snapshot
Strong EBITDA & Free Cash Flow
4Q10 Financial Snapshot
Strong EBITDA & Free Cash Flow
4Q09 3Q10 4Q10
Sales ($B) $6.0 $6.7 $6.5
EBITDA
1
($MM) $669 $1,061 $872
EBITDA Margin 11% 16% 13%
Free Cash Flow
2
($MM) $530 $753 $601
Debt ($B) $9.0 $8.7 $8.7
Cash Balance ($B) $1.9 $1.4 $2.1
1
Earnings from continuing operations before special items
2
4Q09 excludes cash received from alternative fuel credits of $388 MM; See slide #34 for a reconciliation of 3Q10 and 4Q10 free cash flows

13 Earnings before special items 4Q10 vs. 3Q10 EPS 4Q10 vs. 3Q10 EPS Earnings before special items

14 Global Input Costs vs. 3Q10 $22 MM Unfavorable, or $0.03/Share Global Input Costs vs. 3Q10 $22 MM Unfavorable, or $0.03/Share By Business By Input Type

15 Industrial Packaging Earnings 4Q10 vs. 3Q10 Industrial Packaging Earnings 4Q10 vs. 3Q10 Earnings before special items

N.A. Industrial Packaging Relative EBITDA Margins
N.A. Industrial Packaging Relative EBITDA Margins
IP EBITDA margins based on North American Industrial Packaging operating profit before special items.
Competitor EBITDA margin estimates obtained from public filings and IP analysis
Excludes revenue from trade volumes
4Q10
Sales
$2.0 B $0.6 B $1.6 B

17 N.A. Industrial Packaging Relative EBIT N.A. Industrial Packaging Relative EBIT Operating profit before special items. Operating Profit up 13% Operating Profit up 28%

18 Printing Papers Earnings 4Q10 vs. 3Q10 Printing Papers Earnings 4Q10 vs. 3Q10 Earnings before special items

19 Printing Papers EBITDA Margins Strong Recovery in 2010 in all Regions Printing Papers EBITDA Margins Strong Recovery in 2010 in all Regions 2009 Margin 19% 15% (6%) 24%

20 Consumer Packaging Earnings 4Q10 vs. 3Q10 Consumer Packaging Earnings 4Q10 vs. 3Q10 Earnings before special items

21 U.S. Coated Paperboard EBITDA Margins Now similar to UFS & Containerboard Margins U.S. Coated Paperboard EBITDA Margins Now similar to UFS & Containerboard Margins

$ Million 4Q09 3Q10 4Q10
Sales $1,675 $1,755 $1,770
Earnings $31 $22 $9
xpedx
4Q10 vs. 3Q10
xpedx
4Q10 vs. 3Q10
2010 EBIT increased more than 40% vs. 2009
Average daily sales rates increased in all segments
4Q10 results include initial investments to improve results, including charges to exit specific retail and printing equipment segments
Plans under development to significantly improve operating earnings
Daily Sales Change vs. 3Q10
Printing 2.8%
Packaging 5.8%
Facility Supplies 6.0%
Earnings before special items

$ Million 4Q09 3Q10 4Q10
Sales (100%) $350 $465 $490
Earnings (IP Share) $6 $22 $31
1
1
Ilim recorded an asset impairment charge (IP share was $12 million)
Ilim’s results are reported on a one-quarter lag.
IP’s shares of Ilim’s reported earnings for 4Q09 & 4Q10 include an after-tax foreign exchange gain of $2MM and $10MM, respectively.  3Q10 earnings include an after-tax foreign exchange loss of $6MM.
Ilim Joint Venture
4Q10 vs. 3Q10
Ilim Joint Venture
4Q10 vs. 3Q10
4Q10 vs. 3Q10 4Q10 vs. 4Q09
Business
Volume
Price /
Ton
Volume
Price /
Ton
Pulp 4% ($46) 7% $217
Containerboard 7% $61 (2%) $185

Ilim’s results are reported on a one-quarter lag
Ilim Joint Venture
Three-Year Progress
Ilim Joint Venture
Three-Year Progress
2010
EPS accretive
Record earnings
2007 - 2010
$0.15 per share of equity earnings
$152 million in cash dividends
Current
Developed & implementing strategic
capital expansion program

IP Europe, Middle East & Africa
2010: 10% of IP Sales & 15% of IP EBITDA
IP Europe, Middle East & Africa
2010: 10% of IP Sales & 15% of IP EBITDA
Record earnings in 2010
Strong earnings in paper &
packaging segments
Strong returns in both
Western & Eastern Europe
Return on Investment 2010
European Papers, excl. Russia 18%
Russian Papers 15%
EMEA Container 11%
Total Capital Employed (Billion) $1.6

Debt Reduction Progress
Target: Adjusted Debt < 3X EBITDA
Debt Reduction Progress
Target: Adjusted Debt < 3X EBITDA
Adjusted Debt reflects gross balance sheet debt plus pension gap
1
Pension gap as of 12/31/08
2
Excludes debt repayments of $2.75 B from the proceeds of bonds issuances of $2.75 B
3
Pension gap as of 12/31/10

Capital Spending
2011 Estimate: $1.2 - $1.3 Billion
Capital Spending
2011 Estimate: $1.2 - $1.3 Billion
$ Million
Normalized Target 60-70% of Depreciation
% of
Depreciation
Reflects continuing operations
Cycle Capex
Target: ~$1B

Energy Efficiency Progress
Record-Low Purchased Energy Consumption
Energy Efficiency Progress
Record-Low Purchased Energy Consumption
U.S. Mill System 2010 Fossil Fuel
Consumption per Ton
8% less than 2009 ($75 MM)
45% less than 2000 ($360 MM)
Set new low-record for purchased
energy usage
5 mills set new records
2010 Most-Improved Mills
Saillat – 18% lower
Svetogorsk – 16% lower

Fourth-Quarter Summary
Fourth-Quarter Summary
Started with strong 3Q momentum
Seasonal volume decline offset by price realization
More maintenance outages
Input cost increases
Strong Ilim JV contribution
Strong 4Q Earnings & Free Cash Flow

First Quarter Outlook
Changes from 4Q10
First Quarter Outlook
Changes from 4Q10
North America Europe Brazil Asia
Volume
Paper
Stable
Stable
Seasonal
Decrease
Packaging
Stable
Stable Stable
Pricing
Paper
Stable
Stable Stable
Packaging
Stable
Stable Stable
Maintenance Outages
~$12MM
Increase
~$14MM
Decrease
Stable
Input & Freight Costs
Higher Fiber
& Chemicals
Slight Increase Stable
Stable
xpedx Increase Ilim Increase

1Q & 2011 Outlook
Momentum Continues
1Q & 2011 Outlook
Momentum Continues
1Q11 Outlook
Stable volumes
Stable prices (with some
pressure on exports)
Increasing fiber & chemicals
costs
Strong Ilim JV contribution
Strong 1Q EPS & FCF
2011 Outlook
Global economies continue
to recover
Demand growth in most IP
business segments
Inventories in good shape
Robust margin-improvement
initiatives
OCC costs to remain high
Strong EPS, FCF & ROI

32 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Tom Ryan 901-419-4333

$ Million
(Except as noted)
2009 2010
2011
Estimate
Capital Spending
$534 $775 $1.2 - $1.3 B
Depreciation &
Amortization
$1,472 $1,456 $1.4 B
Net Interest Expense
$669 $608 $575 - $600
Corporate Items
$181 $226 $175 - $200
Effective Tax Rate
30% 30% 32 - 34%
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics

Free Cash Flow
2010
Free Cash Flow
2010
$ Million 2008 2009 1Q10 2Q10 3Q10 4Q10 2010
Cash from Operations
$2,669 $2,766
1
$159 $509 $937
2
$919
3
$2,524
2,3
Cash Received from
AFMTC & CBTC
$0 $1,684 $0 $132 $0 $17 $149
Cash Provided by
Continuing Operations
$2,669 $4,655 $159 $641 $937 $936 $2,673
Less Capital Investment
($1,002) ($534) ($120) ($153) ($184) ($318) ($775)
Free Cash Flow
$1,667 $4,121 $39 $488 $753 $618 $1,898
Free Cash Flow
Excluding AFMTC, CBTC
& European AR Cash
$1,667 $2,232 $39 $356 $753 $601 $1,749
1
Includes $205 MM cash received under European accounts receivable securitization
2
Excludes $1,150 MM cash paid for voluntary pension contributions
3
Excludes a tax receivable of $108 MM collected related to pension contributions
IP received $1,684 MM cash from alternative fuel mixture tax credits (AFMTC) in 2009; $132 MM in 2Q10
IP received $17 MM cash from cellulosic biofuel tax credits (CBTC) in 4Q10

Monetization & Other: Timber Monetization debt and other debt intended to be rolled over or refinanced,
(Sun joint venture debt and other foreign subsidiary debt)
Debt Maturity Profile
Maturities as of Year-End
Debt Maturity Profile
Maturities as of Year-End

Cash & Committed Facilities
$4.6 Billion
Cash & Committed Facilities
$4.6 Billion
Maturity Facility Cost
Quarter-End Cash -
$2.1 B
-
$1 B
1
Accounts
Receivables Program
JAN 2012
Zero Drawn
CP Rate
2
+ 75 bps
$1.5 B Corporate Revolver  NOV 2012
Zero Drawn
LIBOR + 300 bps
Total Cash & Committed Facilities $4.6 B
-
Cost includes commitment fees
1
$877 MM available at quarter-end based on eligible receivable balances. Program renewed in January, 2011.
2
Conduit’s rate

Debt Covenants & Credit Ratings
Debt Covenants & Credit Ratings
Covenant
12/31/10
Actual
Maximum Debt-to-Total Capital 60% 41.2%
Minimum Consolidated Net Worth $9 B $12.4 B
Rating
Outlook
Standard & Poor’s BBB Stable
Moody’s Baa3 Stable

Pension Update
Pension Update
Market value of assets
increased to $8.3 B
15.1% return on plan assets
in 2010
Pension benefits obligation
increased to $9.8 B
1
Unfunded obligation declined
from $2.8 B to $1.5 B
1
No cash contribution required
in 2011
1
US GAAP basis
Year-End Funded Status

Pension Plan
Pension Plan
Key Variables 2009 2010 2011E
Assumed Rate
of Return
8.25% 8.25% 8.25%
Discount Rate 6.0% 5.8% 5.6%
* Non-cash expense  for U.S. plans only
Pension expense reflects service cost, interest cost, amortization of actuarial losses and expected return on plan assets
Average Annualized Returns
2010 15.1%
Past Five Years 6.5%
Past Ten Years 7.2%
Portfolio Asset Allocation at 12-31-10
Target Actual
Equity 40% - 51% 49%
Bonds 30% - 40% 31%
Real Estate 7% – 13% 8%
Other 9% - 18% 12%

$ Million 4Q10 1Q11E 2010 2011E
Industrial Packaging $22 $41 $136 $149
North America $29 $39 $131 $138
Europe 14 0 $38 $35
Brazil 0 0 $13 $15
Printing Papers Total $43 $39 $182 $188
Consumer Packaging $17 $0 $42 $44
Total Impact $82 $80 $360 $381
Dollar impact of planned maintenance outages are estimates and subject to change
Maintenance Outages Expenses
Maintenance Outages Expenses
~60% of 2011 outage expense planned for 1H11

4Q10 vs. 3Q10 4Q10 vs. 4Q09
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Container (5%) $4 3% $89
European Container* 13% €7 7% €76
Industrial Packaging
Industrial Packaging
* European Container volumes reflect box shipments only, including the shipments by the non-consolidated joint venture in
Turkey

Average IP price realization (includes the impact of mix across all grades)
4Q10 vs. 3Q10 4Q10 vs. 4Q09
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper (6%) $7 (12%) $91
N.A. Pulp (10%) $3 (14%) $211
European Paper (2%) €0 (7%) €68
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
4Q10 vs. 3Q10 4Q10 vs. 4Q09
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
(7%) $14 9% $77
Revenue Price Revenue Price
Converting Businesses 4% NA 7% NA
Consumer Packaging
Consumer Packaging

Cellulosic Biofuel Tax Credit
4Q10
Cellulosic Biofuel Tax Credit
4Q10
$40 million after-tax credit
1
$17 million cash benefit
IP cannot quantify the value of additional
CBTC because it depends on future taxable
earnings, but it could be significant
1
Reflects the after-tax value of 65 million gallons of black liquor processed in 2009 that was not submitted for alternative fuel mixture tax credits

Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax ($Million) 4Q09 3Q10 4Q10
Industrial
Packaging
Alternative Fuel Mixture Credits $212
Facility & Machine Closure Costs ($670) ($10)
Integration Costs ($15)
Other ($2) ($3)
Printing
Papers
Alternative Fuel Mixture Credits $221
Facility Closure Costs ($223)
Other ($2)
Consumer
Packaging
Alternative Fuel Mixture Credits $83
Facility Closure Costs ($67)
Reorganization ($2) ($4)
xpedx
Reorganization ($5)
Corporate
Net Gain on Sale of Business $25
Restructuring & Other Charges ($82) ($36)
Total Special Items Pre-Tax ($550) $0 ($30)

Special Items Net of Taxes
from Continuing Operations
Special Items Net of Taxes
from Continuing Operations
4Q10 2010
$ Million EPS $ Million EPS
Earnings Before Special Items $296 $0.68 $890 $2.05
Special Items Net of Taxes:
Mill & Machine Shutdowns
$1 ($196)
Tax Adjustments
($46)
Debt Extinguishment Costs
($8) ($21)
Environmental Reserve
($11) ($11)
Box Plant Closures
($9) ($9)
Cellulosic Biofuel Tax Credit
$40 $40
Reorganization
($2) ($4)
Overhead Reduction Initiative
($3) ($4)
Other
($3) ($10)
Net Gain on Sale of Business
$15 $15
Total Special Items Net of Taxes $20 $0.05 ($246) ($0.57)
Net Earnings $316 $0.73 $644 $1.48

4Q10 EBITDA
4Q10 EBITDA
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
per Ton
EBITDA
Margin
Industrial Packaging
North America
1
$259 $128 2,463 $157 19.5%
Europe
$16 $10 272 $96 9.4%
Printing Papers
North America
2
$92 $49 663 $214 21.0%
Eastern Europe & Russia
3
$37 $21 306 $190 19.3%
Brazil
$63 $36 289 $343 31.6%
U.S. Market Pulp
$43 $14 250 $228 30.0%
Consumer Packaging
U.S. Coated Paperboard
$36 $36 341 $211 18.2%
1
Excludes Recycling & Bag businesses; includes Saturating Kraft business
2
Includes Bleached Kraft business
3
Excludes Market Pulp

Operating Profits by Industry Segment
from Continuing Operations
Operating Profits by Industry Segment
from Continuing Operations
$ Million 4Q09 3Q10 4Q10 2009 2010
Industrial Packaging $84 $332 $274 $741 $845
Printing Papers $139 $278 $236 $464 $798
Consumer Packaging
$49 $71 $64 $177 $215
Distribution
$31 $22 $9 $55 $78
Forest Products
$18 $49 ($3) $25 $94
Operating Profit
$321 $752 $580 $1,462 $2,030
Net Interest Expense ($163) ($152) ($150) ($669) ($608)
Noncontrolling Interest /
Equity Earnings Adjustment
$4 $5 ($5) $23 $15
Corporate Items ($40) ($58) ($63) ($181) ($226)
Special Items ($550) $0 ($30) $564 ($389)
Earnings from continuing operations
before income taxes, equity earnings &
noncontrolling interest
($428) $547 $332 $1,199 $822
Equity Earnings, net of taxes - Ilim
$6 $22 $31 ($50) $55

Geographic Business Segment Operating Results
Geographic Business Segment Operating Results
Excludes Forest Products
$ Million
Sales
4Q09 3Q10 4Q10 2009 2010
Industrial Packaging
North American $1,855 $2,210 $2,135 $7,585 $8,355
European $260 $235 $275 $980 $990
Asian $95 $165 $160 $325 $495
Printing Papers
North American $700 $715 $675 $2,815 $2,750
European $340 $325 $345 $1,280 $1,305
Brazilian $300 $275 $315 $960 $1,090
U.S. Market Pulp $160 $210 $190 $575 $715
Asian $25 $25 $15 $50 $80
Consumer Packaging
North American $540 $615 $605 $2,200 $2,350
European $85 $85 $95 $315 $430
Asian (Sun JV) $160 $170 $180 $545 $620
Distribution $1,675 $1,755 $1,770 $6,525 $6,730

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Excludes Forest Products
$ Million
Operating Profit
4Q09 3Q10 4Q10 2009 2010
Industrial Packaging
North American $65 $320 $261 $682 $776
European $17 $14 $16 $57 $73
Asian $2 ($2) ($3) $2 ($4)
Printing Papers
North American $70 $125 $92 $307 $333
European $46 $58 $38 $115 $199
Brazilian $33 $46 $63 $112 $159
U.S. Market Pulp ($11) $49 $43 ($71) $107
Asian $1 $0 $0 $1 $0
Consumer Packaging
North American $22 $51 $38 $87 $105
European $21 $17 $20 $66 $76
Asian (Sun JV) $6 $3 $6 $24 $34
Distribution $31 $22 $9 $55 $78

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations
Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
1
MM
Diluted
EPS
2
Before Special Items
1Q09
$97 ($32) ($4) ($27) $34 33% 423 $0.08
2Q09 $183 ($61) ($4) ($32) $86 33% 425 $0.20
3Q09
$233 ($70) ($6) $0 $157 30% 429 $0.37
4Q09 $122 ($27) ($4) $10 $101 22% 427 $0.24
2009 $635 ($190) ($18) ($49) $378 30% 428 $0.88
Special Items
1Q09 $421 ($198) $0 $0 $223 47% 423 $0.53
2Q09 $337 ($287) $0 $0 $50 85% 425 $0.12
3Q09 $356 ($142) $0 $0 $214 40% 429 $0.50
4Q09 ($550) $348 $0 $0 ($202) 63% 427 ($0.48)
2009 $564 ($279) $0 $0 $285 49% 428 $0.67
Earnings
1Q09 $518 ($230) ($4) ($27) $257 44% 423 $0.61
2Q09 $520 ($348) ($4) ($32) $136 67% 425 $0.32
3Q09 $589 ($212) ($6) $0 $371 36% 429 $0.87
4Q09 ($428) $321 ($4) $10 ($101) 75% 427 ($0.24)
2009 $1,199 ($469) ($18) ($49) $663 39% 428 $1.55
2009 Earnings from Continuing Operations
2009 Earnings from Continuing Operations

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations
Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
1
MM
Diluted
EPS
2
Before Special Items
1Q10
$40 ($13) ($9) ($2) $16 32% 429 $0.04
2Q10 $262 ($81) ($7) $7 $181 31% 433 $0.42
3Q10
$547 ($170) ($2) $22 $397 31% 434 $0.91
4Q10 $362 ($100) ($3) $37 $296 28% 435 $0.68
2010 $1,211 ($364) ($21) $64 $890 30% 434 $2.05
Special Items
1Q10 ($215) $37 $0 $0 ($178) 17% 429 ($0.42)
2Q10 ($144) $56 $0 $0 ($88) 39% 433 ($0.21)
3Q10 $0 $0 $0 $0 $0 0% 434 $0
4Q10 ($30) $50 $0 $0 $20 167% 435 $0.05
2010 ($389) $143 $0 $0 ($246) 37% 434 ($0.57)
Earnings
1Q10 ($175) $24 ($9) ($2) ($162) 14% 429 ($0.38)
2Q10 $118 ($25) ($7) $7 $93 21% 433 $0.21
3Q10
$547 ($170) ($2) $22 $397 31% 434 $0.91
4Q10 $332 ($50) ($3) $37 $316 15% 435 $0.73
2010 $822 ($221) ($21) $64 $644 27% 434 $1.48
2010 Earnings from Continuing Operations
2010 Earnings from Continuing Operations

53 Earnings before special items 4Q10 vs. 4Q09 EPS 4Q10 vs. 4Q09 EPS Earnings from continuing operations before special items

54 Industrial Packaging Earnings 4Q10 vs. 4Q09 Industrial Packaging Earnings 4Q10 vs. 4Q09 Earnings before special items

55 Printing Papers Earnings 4Q10 vs. 4Q09 Printing Papers Earnings 4Q10 vs. 4Q09 Earnings before special items

$ Million 4Q09 3Q10 4Q10
Sales $300 $275 $315
Earnings $33 $46 $63
EBITDA Margin 23% 29% 32%
IP Brazil results are reported in the Printing Papers segment
IP Brazil
IP Brazil
4Q10 vs. 3Q10 4Q10 vs. 4Q09
Business Volume
Price /
Ton
Volume
Price /
Ton
Uncoated Freesheet 10% ($7) (7%) $93
Domestic 13% ($23) 5% $7
Export 8% $6 (15%) $167

57 Consumer Packaging Earnings 4Q10 vs. 4Q09 Consumer Packaging Earnings 4Q10 vs. 4Q09 Earnings before special items

58 2010 Total North American Mills Cash Cost Components 2010 Total North American Mills Cash Cost Components

59 Global Input & Freight Costs vs. 2009 $643 MM Unfavorable, or $1.05/Share Global Input & Freight Costs vs. 2009 $643 MM Unfavorable, or $1.05/Share Input costs for continuing businesses

60 Global Input & Freight Costs vs. 4Q09 $168 MM Unfavorable, or $0.31/Share Global Input & Freight Costs vs. 4Q09 $168 MM Unfavorable, or $0.31/Share Input costs for continuing businesses

61 U.S. Mill Wood Delivered Cost Trends 2% Decrease vs. 3Q10 Average Cost U.S. Mill Wood Delivered Cost Trends 2% Decrease vs. 3Q10 Average Cost

U.S. OCC Delivered Cost Trends
17% Increase vs. 3Q10 Average Cost
U.S. OCC Delivered Cost Trends
17% Increase vs. 3Q10 Average Cost
2005-2007 represents WY PKG delivered costs; 2008-2010 represents delivered costs to the integrated system

63 NYMEX Natural Gas closing prices Natural Gas Costs 13% Decrease vs. 3Q10 Average Cost Natural Gas Costs 13% Decrease vs. 3Q10 Average Cost

64 U.S. Fuel Oil 7% Increase vs. 3Q10 Average Cost U.S. Fuel Oil 7% Increase vs. 3Q10 Average Cost WTI Crude prices

U.S. Chemical Composite Index
7% Increase vs. 3Q10 Average Cost
U.S. Chemical Composite Index
7% Increase vs. 3Q10 Average Cost
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes WY PKG

2011 Global Consumption
Annual Purchase Estimates for Key Inputs
2011 Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
42,000,000 13,000,000
Fuel Oil (Barrels)
1,500,000 500,000
Coal (Tons)
860,000 260,000
Fiber
Wood (Tons)
44,200,000 8,800,000
Old Corrugated Containers (Tons)
3,000,000 -
Chemicals
Caustic Soda (Tons)
250,000 70,000
Starch (Tons)
394,000 96,000
Sodium Chlorate (Tons)
180,000 40,000
LD Polyethylene (Tons)
39,000 -
Latex (Tons)
22,000 4,000